SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 20, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1998, relating to the Master Financial Asset Securitization Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                        06-1204982
(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                         10019
Address of principal executive offices                 (Zip Code)



                                 (212) 713-2000
               Registrant's Telephone Number, including area code


________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

     On May 28, 1998, Master Financial Asset Securitization Trust 1998-2 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-4 IO, Class M-1, Class M-2, and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $210,635,500. The Offered Notes were issued pursuant to an Indenture, dated as of May 1, 1998 (the "Indenture") between Master Financial Asset Securitization Trust 1998-2 (the "Owner Trust") and The Bank of New York ("BNY," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1998-2, Class B-2 having an aggregate initial principal balance of $6,514,500 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of May 1, 1998 (the "Owner Trust Agreement") among the Registrant, Master Financial, Inc. (the "Transferor") and Wilmington Trust
Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Master Financial Grantor Trust 1998-2 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of May 1, 1998 (the "Grantor Trust Agreement") among the Registrant, BNY, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of May 1, 1998 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, BNY, as indenture trustee (in such capacity, the "Indenture Trustee"), Master Financial, Inc., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and BNY, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of May 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description

     (EX-4.1) Indenture, dated as of May 1, 1998, between Master Financial Asset Securitization Trust 1998-2 and The Bank of New York.

     (EX-4.2) Sale and Servicing Agreement, dated as of May 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, Master Financial Asset Securitization Trust 1998-2, Master Financial, Inc. and The Bank of New York.

     (EX-99.1)                      Administration   Agreement,   dated   as  of
                                    May 1, 1998,  among Master  Financial  Asset
                                    Securitization    Trust    1998-2,    Master
                                    Financial, Inc. and The Bank of New York.

     (EX-99.2)                      Owner Trust  Agreement, dated  as of May  1,
                                    1998, among PaineWebber  Mortgage Acceptance
                                    Corporation  IV, Master   Financial,   Inc.,
                                    Wilmington   Trust  Company  and The Bank of
                                    New York.

     (EX-99.3)                      Grantor Trust Agreement, dated as of  May 1,
                                    1998  among PaineWebber  Mortgage Acceptance
                                    Corporation  IV,  Master Financial, Inc. and
                                    The Bank of New York.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PAINEWEBBER MORTGAGE
                                              ACCEPTANCE CORPORATION IV


June 5, 1998

                                              By: /s/ Barbara Dawson
                                                  Barbara Dawson
                                                  Senior Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.      Description                                    Electronic(E)

(EX-4.1)         Indenture, dated  as  of May 1, 1998, between          E
                 Master Financial Asset  Securitization  Trust
                 1998-2 and The Bank of New York.

(EX-4.2)         Sale and  Servicing  Agreement, dated  as  of          E
                 May  1,  1998,   among  PaineWebber  Mortgage
                 Acceptance Corporation IV,  Master  Financial
                 Asset  Securitization  Trust  1998-2,  Master
                 Financial, Inc. and The Bank of New York.

(EX-99.1)        Administration Agreement,  dated  as of May 1,         E
                 1998,    among    Master    Financial    Asset
                 Securitization Trust 1998-2, Master Financial,
                 Inc. and The Bank of New York.

(EX-99.2)        Owner  Trust  Agreement,  dated  as  of May 1,         E
                 1998,  among  PaineWebber Mortgage  Acceptance
                 Corporation   IV,   Master   Financial,  Inc.,
                 Wilmington Trust Company  and The Bank of New
                 York.

(EX-99.3)        Grantor  Trust  Agreement,  dated as of May 1,         E
                 1998  among  PaineWebber  Mortgage  Acceptance
                 Corporation IV, Master Financial, Inc. and The
                 Bank of New York.